Exhibit 32.1

Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Progress Software Corporation (the "Company") for the three months ended August 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, Yogesh K. Gupta, President and Chief Executive Officer, and Anthony Folger, Executive Vice President and Chief Financial Officer, of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ YOGESH K. GUPTA		/s/ ANTHONY FOLGER
President and Chief Executive Officer		Executive Vice President and Chief Financial Officer

Date:	September 30, 2026	Date:	September 30, 2026

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